Exhibit 99.2

 Transformational Combination   Creating the Premier, Texas-Based Super Regional Bank  December 9, 2019

 Forward Looking StatementsThis communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Independent Bank Group, Inc. (“Independent” or “IBTX”) and Texas Capital Bancshares, Inc. (“Texas Capital” or “TCBI”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Independent’s and Texas Capital’s current expectations and assumptions regarding Independent’s and Texas Capital’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect Independent’s or Texas Capital’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Independent and Texas Capital, the outcome of any legal proceedings that may be instituted against Independent or Texas Capital, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Independent and Texas Capital do business, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, the ability to complete the transaction and integration of Independent and Texas Capital successfully, and the dilution caused by Independent’s issuance of additional shares of its capital stock in connection with the transaction. Except to the extent required by applicable law or regulation, each of Independent and Texas Capital disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding Independent, Texas Capital and factors which could affect the forward-looking statements contained herein can be found in Independent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2019, June 30, 2019 and September 30, 2019, and its other filings with the Securities and Exchange Commission (“SEC”), and in Texas Capital’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2019, June 30, 2019 and September 30, 2019, and its other filings with the SEC.  Forward Looking Statements

 Additional Information about the Merger and Where to Find ItIn connection with the proposed merger, Independent will file with the SEC a registration statement on Form S-4 to register the shares of Independent’s capital stock to be issued in connection with the merger. The registration statement will include a joint proxy statement/prospectus which will be sent to the shareholders of Independent and Texas Capital seeking their approval of the proposed transaction.INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT INDEPENDENT, TEXAS CAPITAL AND THE PROPOSED TRANSACTION.Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from Independent at its website, www.ibtx.com, or from Texas Capital at its website, www.texascapitalbank.com. Documents filed with the SEC by Independent will be available free of charge by accessing the Investor Relations page of Independent’s website at www.ibtx.com or, alternatively, by directing a request by telephone or mail to Independent, 7777 Henneman Way, McKinney, Texas 75070, (972) 562-9004, and documents filed with the SEC by Texas Capital will be available free of charge by accessing Texas Capital’s website at www.texascapitalbank.com under the tab “About Us,” and then under the heading “Investor Relations” or, alternatively, by directing a request by telephone or mail to Texas Capital, 2000 McKinney Avenue, Suite 700, Dallas, Texas 75201, (214) 932-6600.Participants in the SolicitationIndependent, Texas Capital and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Independent and Texas Capital in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about Independent, and its directors and executive officers, may be found in Independent’s definitive proxy statement relating to its 2019 Annual Meeting of Shareholders filed with the SEC on April 23, 2019, and other documents filed by Independent with the SEC. Additional information about Texas Capital, and its directors and executive officers, may be found in Texas Capital’s definitive proxy statement relating to its 2019 Annual Meeting of Shareholders filed with the SEC on March 7, 2019, and other documents filed by Texas Capital with the SEC. These documents can be obtained free of charge from the sources described above.  Additional Statements

 Presenters  4  David R. BrooksChairman, President & CEO Independent Bank Group, Inc.  C. Keith CargillPresident & CEOTexas Capital Bancshares, Inc.

Combining Two Premier Texas Franchises


IBTX
TCBI

Creates Significant Shareholder Value

27% TBV Accretion(1)

26% 2021e EPS Accretion to IBTX(2)

14% 2021e EPS Accretion to TCBI(2)

$48BN In Assets

$39BN In Deposits

$36BN In Loans HFI

- Creates the **largest Texas bank** by Texas deposits
- Adds **complementary business lines** to each client base
- **Diversifies** client and business line concentration risk
- **Enhanced scale** allows more investment in technology to better manage risk and further differentiate the client experience
- Generates **significant shareholder value** immediately
- **Shared vision**, cultural foundation, community involvement, and commitment to clients and employees
- Combined company is **well positioned** for the future

INDEPENDENT FINANCIAL | TEXAS CAPITAL BANK®

(1) Includes full impact of one-time merger-related expenses.
(2) Represents 2021 estimated metrics with pro forma impacts of CECL during M&A accounting and 75% phase-in of cost savings.

5

Transaction Summary

Merger Structure	• Merger of equals • Texas Capital Bancshares, Inc. (NASDAQ: TCBI) merges into Independent Bank Group, Inc. (NASDAQ: IBTX) • 100% stock consideration
Exchange Ratio	• Fixed exchange ratio • TCBI shareholders will receive 1.0311 shares of IBTX for each TCBI share • Implies a $61.10 per share value to TCBI based on the 12/6/2019 closing price
Ownership	• 55% TCBI | 45% IBTX
Board of Directors	• 13 board members (7 TCBI | 6 IBTX) • Larry Helm (TCBI), lead independent director
Leadership	• David Brooks, Chairman and Chief Executive Officer • C. Keith Cargill will act as Special Advisor to the CEO • Julie Anderson, Chief Financial Officer • 9 direct reports to CEO (5 TCBI | 4 IBTX)
Name	• Holding Company: Independent Bank Group, Inc. • Bank: Texas Capital Bank • Operating Names: Texas & National: Texas Capital Bank | Colorado: Independent Financial
Headquarters	• McKinney, Texas
Timing & Approval	• Approval of IBTX and TCBI shareholders • Customary regulatory approvals • Anticipated closing mid-2020

INDEPENDENT FINANCIAL | TEXAS CAPITAL BANK®
6

Enhancing Scale to Drive Growth and Profitability

Significant Pro Forma Scale and Profitability

$5.5BN+	Market Cap
$48BN+	Assets
$39BN+	Deposits

1.3%	ROAA | *(75% Cost Save Phase-In)*
15%	ROATCE | *(75% Cost Save Phase-In)*
49%	Efficiency Ratio | *(75% Cost Save Phase-In)*

Shareholder Value Creation

Estimated TBV per Share Impact	**+ 27%**
2021e EPS Accretion to IBTX *(75% Cost Save Phase-in)*	**+ 26%**
2021e EPS Accretion to TCBI *(75% Cost Save Phase-in)*	**+ 14%**
Estimated Pro Forma Common Equity Tier 1 Ratio	**8.6%**
Annualized Dividend to All Shareholders	**$1.00 per share**



Largest

Texas Headquartered Bank by Texas Deposits

#20

Largest Bank By Assets in the US(1)



INDEPENDENT FINANCIAL | TEXAS CAPITAL BANK

Note: Performance metrics represent 2021 estimated metrics with pro forma impacts of CECL during M&A accounting.
(1) Includes major exchange-listed banks excluding money center and trust banks.

7

Building A High Performance Financial Institution

Pro Forma Financial Performance Relative to $25 – $75BN Asset Banks(1)

Top Return on Average Assets



1.3%
Median, 1.1%
Pro Forma(2)

Top Return on Average Tangible Common Equity



15%
Median, 14%
Pro Forma(2)

Top Quartile Efficiency Ratio



Median, 57%
49%
Pro Forma(2)

Merger Benefits to All Shareholders

- Consistently higher returns
- Double-digit EPS growth
- Double-digit TBV accretion
- Strong capital, liquidity and credit quality
- Significant upside and value creation
- Expanded strategic flexibility
- Attractive dividend to all shareholders

INDEPENDENT FINANCIAL | TEXAS CAPITAL BANK

(1) Combined peers include major exchange traded banks with total assets between $25B - $75B and available consensus estimates. Excludes ethnically focused banks, thrifts, and merger targets. Estimates per FactSet.

(2) Represents 2021 estimated metrics with pro forma impacts of CECL during M&A accounting and 75% phase-in of cost savings.

8

Balanced Management Team with Proven Leadership

Strong Industry Expertise, Common Cultures & Experience Integrating Large Transactions

Executive Leadership Team

Board Leadership

David Brooks
Chairman of the Board

Larry Helm
Lead Independent Director

Board Split

6
IBTX

7
TCBI



DAVID BROOKS
Chief Executive Officer



C. KEITH CARGILL
Special Advisor to CEO

DAN BROOKS
Vice Chairman



JAMES TIPPIT
EVP, Corporate Responsibility



MICHAEL HOBBS
EVP, Revenue



MARK HAYNIE
EVP, General Counsel





VINCE ACKERSON
Vice Chairman



JULIE ANDERSON
Chief Financial Officer



JOHN TURPEN
Chief Risk Officer



JOHN SARVADI
EVP, Revenue



LENNARD BRASSEAUX
EVP, Operations

INDEPENDENT FINANCIAL | TEXAS CAPITAL BANK

9

 Culture Matters - Providing Benefits to All Constituents  Combining two deeply rooted Texas franchises with national reach is a win for everyone  Clients  Communities  Employees  Deliver highly personalized financial services to businesses and entrepreneursProvide opportunity and guidance to foster growth, bring new ideas to life, and energize local businesses  Continue to demonstrate longstanding commitment to serving communitiesImplement community service leadership with ongoing initiatives such as employee volunteer programs and community development programs   Strengthen the ability to recruit and retain top-tier talentIncrease professional development and career opportunities within a larger banking platform                              10

 Creating the Largest Texas Headquartered Bank(1)  11  Deposit Market Share(2)$BN  Top 10 Fastest Growing Large MSAs(3)$BN      2020 - 2025PopulationGrowth(%)  Presence      Pro Forma      #  Metropolitan Statistical Area    IBTX  TCBI    Deposits  Overall Rank (#)  TX HQRank (#)  1  Austin-Round Rock-Georgetown, TX  8.5        $1.8  6  2  2  Orlando-Kissimmee-Sanford, FL  7.9                  3  Raleigh-Cary, NC  7.7                  4  Houston-The Woodlands, TX  7.5         3.5  12  6  5  San Antonio-New Braunfels, TX  7.5         1.0  9  4  6  Dallas-Fort Worth-Arlington, TX  7.4         24.8  3  1  7  Las Vegas-Henderson-Paradise, NV  7.2               8  Phoenix-Mesa-Chandler, AZ  7.2                  9  Charlotte-Concord-Gastonia, NC-SC  7.0                  10  Denver-Aurora-Lakewood, CO  6.9         1.1  14         Meaningful Presence in HALF of the Top Ten Fastest Growing MSAs in the United States(2)  By Texas deposits. S&P Global & FDIC deposit data as of 6/30/2019. Companies pro forma for recently announced acquisitions & excludes non-retail branches.Source: S&P Global. Includes MSAs with total population greater than one million.

Enhancing Presence in the Fastest Growing Markets

Pro Forma Geographic Footprint


IBTX
TCBI
Texas
Colorado
70
76
70
25

Key Markets



Dallas Fort Worth Metroplex / North Texas Region

- 6th fastest growing MSA in the U.S.[1]
- 4th largest MSA in the United States[2]



Austin Region

- #1 fastest growing MSA in the U.S.[1]
- 29th largest MSA in the United States[2]

San Antonio Region

- 5th fastest growing MSA in the U.S.[1]
- 24th largest MSA in the United States[2]



Houston Region

- 4th fastest growing MSA in the U.S.[1]
- 5th largest MSA in the United States[2]



Denver Region

- 10th fastest growing MSA in the U.S.[1]
- 19th largest MSA in the United States[2]

INDEPENDENT FINANCIAL | TEXAS CAPITAL BANK

Source: S&P Global.
(1) 2025 projected population growth for MSAs with greater than 1 million people.
(2) 2019 population.

12

Strengthening the Core Deposit Franchise

Bolsters Core Deposits and Provides Granular Deposit Base Increasing Stability and Flexibility

Augments Centrally Located Downtown Branches with a Branch Network Extending into Suburban Areas

Access to Diverse Funding Sources Across Both Retail and Commercial Franchises

Efficient Pro Forma Branch Network with ~$365 Million Deposits Per Branch and 73% Overlap(1)

Deposit Composition by Type



NOW & Other 20%
DDA 28%
$11.7BN
Jumbo Time 7%
Retail Time 9%
MMDA & Sav. 36%

Cost 1.15%



NOW & Other 2%
DDA 38%
$27.4BN
Jumbo Time 1%
Retail Time 8%
MMDA & Sav. 51%

Cost 1.28%



NOW & Other 7%
DDA 35%
Pro Forma
$39.1BN(2)
Jumbo Time 3%
Retail Time 9%
MMDA & Sav. 46%

Cost 1.24%

INDEPENDENT FINANCIAL | TEXAS CAPITAL BANK

(1) 8 of 11 TCBI branches are within 5 miles of an IBTX branch.
(2) Excludes purchase accounting adjustments.

13

Forming a Full-Service Financial Institution With An Extensive Suite of Products and Services

Lines of Business

Lending Lines	IBTX	TCBI	Together
Small Business & Local Developers	✓		✓
Middle-market Commercial	✓	✓	✓
Corporate Banking:			
Technology		✓	✓
Government / Healthcare[1]		✓	✓
Capital Markets		✓	✓
Energy Lending	✓	✓	✓
Mortgage Warehouse	✓	✓	✓
Mortgage Correspondent Aggregation		✓	✓
Mortgage Origination	✓		✓
Home Builder Finance	✓	✓	✓
Equipment Finance		✓	✓
Premium Finance		✓	✓

Deposit Gathering	IBTX	TCBI	Together
National Lines:			
Escrow		✓	✓
Commercial Property Mgmt		✓	✓
National Title		✓	✓
Third Party Processor		✓	✓
Dedicated Treasury Mgmt		✓	✓
Branch Network:			
Suburban & Rural Branches	✓		✓
Downtown Footprint	✓	✓	✓
San Antonio, TX Market		✓	✓
Denver, CO Market	✓		✓

Fee Income	IBTX	TCBI	Together
Trust & Wealth Mgmt	✓	✓	✓


Lending Lines
Deposit Gathering
Fee Income

(1) Government / Non-Profit / Healthcare / Education.

INDEPENDENT FINANCIAL | TEXAS CAPITAL BANK

14

 Diversifying the Loan and Lease Portfolio   15  Synergistic and comprehensive coverage of retail, small business, middle market and large corporates  Right-size concentrations in mortgage finance and commercial real estate businesses  High asset quality and risk adjusted returns on loans and leases  Neutralizes interest rate sensitivity  $11.6BN  $24.8BN  $36.4BN(1)  Pro Forma  Yield 5.42%  Yield 4.78%  Yield 4.96%  Loans HFI Composition by Type  Excludes purchase accounting adjustments.

 Superior Deal Metrics vs Recent Merger of Equal Deals      Recent Bank MOE Deals(1)  First Full Year EPS Accretion (2)  26% to IBTX14% to TCBI  16%  TBVPS Accretion / (Dilution)  27%  (5)%  TBVPS Earn-back Period  Immediately Accretive  2 years  Branch Overlap (< 5 miles)  73%  12%  16  Median of 2019 MOE transactions in which target pro forma ownership > 35%.Represents 2021 estimated metrics with pro forma impacts of CECL during M&A accounting and 75% phase-in of cost savings.

 Achievable Cost Synergies Drive Material Value Creation  17  $100 million in Pre-Tax Cost Savings  Illustrative Market Value Creation(1)    Leverages Scale, Powerful Technology & Compliance Infrastructure to Drive Efficiencies  $728M capitalized value of net cost savings  Capitalized value of cost synergies reflects $100M in annualized pre-tax cost synergies ($79M after-tax), multiplied by market-cap weighted 2020 P/E multiple as of closing share prices and consensus estimates on December 6, 2019, net of one-time pre-tax restructuring charges of $180M; Capitalized value is not discounted to present value.  $5.5bn  $6.2bn  13%

 Better Positioning Us to Compete, Invest and Win – Today and in the Future  18  Entrepreneurial Spirit To Enhance  Technology, Risk, Compliance  For Lasting Business Success  Combination of two founder-led organizations will carry on the proud legacy of an unwavering commitment to serve clients and communitiesEnergized top performers with additional opportunities to compete and win   Powerful technology and robust compliance infrastructure already in place ensures continued delivery of best-in-class banking while reducing riskOpportunity to further expand services through technology investments   Dedicated focus on building long-term relationships in the country’s top markets, paired with a drive to constantly innovate and improve, creates a truly differentiated bank

 19  Appendix

Key Transaction Assumptions

Consideration

- 100% stock transaction where TCBI merges into IBTX
- IBTX issues 1.0311x shares for each TCBI share
- Fixed exchange ratio

Earnings Estimates

- IBTX projections based on Wall Street consensus estimates
- TCBI projections based on Wall Street consensus estimates adjusted for strategic initiatives

Loan Mark

- Gross loan credit mark of $201 million, or 1.7% IBTX's gross loans
  - $6 million related to Purchase Credit Deteriorated ("PCD") loans
  - $195 million related to Non-PCD loans
    - Accreted into income over life of loans
  - $195 million additional provision taken immediately after the close to account for Non-PCD loans (included in TBV impacts at close)
- Loan rate mark of $37 million, accreted over life of loans

Merger Expenses

- One-time merger expenses of approximately $180 million pre-tax
  - TBV dilution includes full impact of expenses, after-tax

Core Deposit Intangible

- 1.50% of IBTX's non-time deposits
- Amortized using sum-of-years digits method over a 10-year period

Cost Savings

- Approximately $100 million pre-tax cost savings (fully phased-in)
- Equates to ~11.0% of combined operating expense base
- Estimated 50% phase-in for the second half of 2020, 75% in 2021 and 100% thereafter

INDEPENDENT FINANCIAL | TEXAS CAPITAL BANK®
20

Due Diligence Process

Comprehensive Due Diligence Process

- Comprehensive mutual due diligence process
- Significant engagement between senior management of both companies
- Third party credit review
- Risk, legal and compliance review

Due Diligence Partnership Aligned with MOE Framework

- Process included cultural assimilation dialogues
- Work highlighted the shared culture and values related to both customer and employee relationships
- Alignment of shared risk appetite philosophies
- Leveraged expertise across multiple depository transactions and experience with numerous platform and portfolio acquisitions

Diligence Scope

- Credit
- Enterprise Risk Management
- Legal and Compliance
- Information Technology
- Cyber Security
- Human Capital Management
- Finance & Accounting
- Tax
- Commercial Banking
- Specialty Finance
- Retail Banking
- Deposits
- Consumer Lending
- Enterprise Operations
- Internal Audit

INDEPENDENT FINANCIAL | TEXAS CAPITAL BANK®
21